Exhibit 23.1


                        CONSENT OF CHARTERED ACCOUNTANTS
                        --------------------------------

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1999 relating to the financial statements, which appear in Imax Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.



                                                  /s/ PricewaterhouseCoopers LLP
Toronto, Ontario, Canada                          Chartered Accountants
August 19, 1999